UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary proxy statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
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New York Community Bancorp, Inc.

(Name of Registrant as specified in its Charter)

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*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 4, 2019. NEW YORK COMMUNITY BANCORP, INC. Meeting Information Meeting Type: Annual Date: Tuesday, June 4, 2019 Time: 10:00 A.M. EDT For holders as of: April 9, 2019Location: Sheraton LaGuardia East Hotel 135-20 39th Avenue Flushing, NY 11354C/O COMPUTERSHARE480 WASHINGTON BOULEVARD JERSEY CITY, NJ 07310You are receiving this notice because shares of New York Community Bancorp, Inc. were held in your account on the date of record for its Annual Meeting of Shareholders. The purpose of this notice is to tell you how to access the proxy materials for the Company’s Annual Meeting on the Internet OR to request those materials in hard copy or via e-mail, if that is your preference. This notice is not a proxy card or ballot and cannot be used to vote these shares. online, To obtain in hard your proxy copy, or materials via e-mail—please and voting instructions—whether see the reverse side of this notice. We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain E77599-P18884

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:1. Notice of Meeting and Proxy Statement 2. Annual Report to Shareholders including the 2018 Form 10-K• To VIEW these materials Online: Please refer to the information printed in the box marked by the arrow XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.• To RECEIVE these materials in HARD COPY or by E-MAIL, you will need to REQUEST THEM. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail to the address above. In the subject line, type the information that is printed in the box marked by the arrow XXXX that is located on the following page. There is NO CHARGE for receiving these materials in hard copy or by e-mail. To facilitate timely delivery of your proxy materials, please submit your request as instructed above on or before May 21, 2019. Requests, instructions, and other inquiries sent to the above e-mail address will NOT be forwarded to your investment advisor. How To Vote Please Choose One of the Following Voting Methods SCAN TO VIEW MATERIALS & VOTE w To Vote at the Annual Meeting: You will need to request, complete, and sign a ballot at the Annual Meeting in order to vote these shares in person. Please see the Company’s Proxy Statement for information regarding Annual Meeting attendance requirements, which includes that you present the admission ticket attached to your proxy card and photo identification. To Vote via the Internet: To vote online, go to www.proxyvote.com, or from a smartphone scan the QR Barcode above. Refer to the information printed in the box marked by the arrow XXXX that is located on the following page, and follow the instructions provided on the website. To Vote By Mail: To vote these shares by mail, you will need to request a hard copy of the proxy materials, which will include your proxy card. Shareholder Meeting Registration: To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.E77600-P18884

Voting Items The Board of Directors recommends you vote FOR the following:1. Election of Directors Nominees: 1a. Michael J. Levine 1b. Ronald A. Rosenfeld 1c. Lawrence J. Savarese 1d. John M. Tsimbinos The Board of Directors recommends that you vote FOR the following proposals:2. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of New York Community Bancorp, Inc. for the fiscal year ending December 31, 2019.3. An advisory vote to approve compensation for our executive officers disclosed in the accompanying Proxy Statement. The Board of Directors recommends that you vote AGAINST the following proposals:4. A shareholder proposal recommending the adoption of a policy on providing equity award compensation to senior executives.5. A shareholder proposal requesting board action to eliminate the supermajority requirements in our charter and bylaws.6. A shareholder proposal recommending the adoption of director term limits. NOTE: If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, the proxy will be voted by the proxies in their best judgment.E77601-P18884

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